UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ADVANTUS SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

October 25, 2007

«Owner_name»

«Address1»

«Address2»

«Address3»

«City» «State»  «Zip»

Contract # «Contract»

Dear Contract Owner:

According to our records, you are the owner of a Minnesota Life variable annuity contract and, through a sub-account of that contract, have invested in the Maturing Government Bond 2010 (MGB 2010) Portfolio of Advantus Series Fund, Inc. (you may have also directed future purchase payment allocations to the MGB 2010 Portfolio when such purchase payments are received by Minnesota Life). As such, you are the beneficial owner of the shares of the MGB 2010 Portfolio held in connection with your contract.

Beneficial owners of record of the MGB 2010 Portfolio as of the close of business on October 15, 2007, have been sent a Notice of a Special Meeting of Shareholders to be held December 7, 2007, and a related Proxy Statement, for the purpose of voting on a proposal providing for the early dissolution, liquidation and termination of the MGB 2010 Portfolio. The reasons for the dissolution proposal are described in the Proxy Statement. As further described in the Proxy Statement, if beneficial owners decide in favor of dissolution the MGB 2010 Portfolio will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash. Your pro rata share of the cash proceeds will be reinvested, at your direction, in another investment option available in your contract. If you do not provide reinvestment instructions, then your pro rata proceeds will automatically be invested in the Money Market Portfolio of Advantus Series Fund, Inc. in accordance with the terms of your contract.

The purpose of this letter is to ask you for your reinvestment instructions in the event the proposal to dissolve the MGB Portfolio is approved. As noted above, you may direct us to reinvest your pro rata proceeds in any other investment option currently available in your contract. Before choosing an option, we encourage you to review your long-term investment strategy with your financial advisor to ensure that your decision fits your investment plans. We have provided your financial advisor’s name and number below.

Option 1- Direct your money into a new Portfolio(s)

You can specify where you want your MGB 2010 Portfolio investment re-allocated and change your future allocations by filling out the attached form(s) and sending it back to us in the self-addressed envelope. Or if you are a registered user for our Online Service Center, you can input your account realignment request there for immediate processing. We strongly encourage you to make this re-allocation with the help of your financial advisor. The re-allocation you specify on the attached form(s) will be executed on Friday, December 7, 2007 using the unit value for that day, or as soon thereafter as the liquidation may be approved. In the alternative, if you wish your re-allocation to be executed on an earlier date you may so indicate on the attached form(s).

Option 2- If no action is taken, your investment will automatically move into the Money Market Portfolio

If you choose to take no action or a signed form is not received in Minnesota Life’s Home Office by 3:00 p.m. on December 7, 2007 (the anticipated date of dissolution, if approved), any funds remaining in the MGB 2010 Portfolio or set to deposit contributions as a future payment allocation will be automatically re-allocated to the Money Market Portfolio. You will be able to exercise a re-allocation of these funds out of the Money Market Portfolio in the future.

If you have any questions regarding these options, please contact your financial advisor. You can find their name and number below.

Sincerely,

Dannette Alleman

Supervisor, Customer Service

Annuity Services – Minnesota Life

cc: «Rep_Code»  «Rep_Name»

«Agent_Phone»

Maturing Government Bond 2010 Sub-Account Transfer Request Minnesota Life Insurance Company • Annuity Services • A3-9999 400 Robert Street North • St. Paul, Minnesota 55101-2098	Fax 651-665-7942 Toll Free 1-800-362-3141 In Metro Area 651-665-4877 www.minnesotalife.com

•                  This form may only be used to transfer funds out of the Advantus Maturing Government Bond 2010 portfolio

•                  The transfer will take place on December 7th 2007 unless you specify otherwise

Please complete the following information
Contract number	Social Security number	Daytime telephone umber

Owner’s name

Address (street)	City	State	Zip code

Owner’s signature		Date of birth	Date

Joint owner’s signature (if applicable)		Date of birth	Date

Representative’s signature		Representative code	Date

This sub-account transfer request will be processed on December 7, 2007 unless indicated otherwise by checking the box below.

           I wish to have this transfer processed immediately (Complete requests received before 3:00 p.m. Central Time will be valued as of that day, if received on a business day during which the New York Stock Exchange is open.)

Transfer From:

100%   Advantus 2010 Maturing Government Bond

Transfer To:

% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name

100%  Total

Future Allocation Change Request Minnesota Life Insurance Company • Annuity Services • A3-9999 400 Robert Street North • St. Paul, Minnesota 55101-2098	Fax 1-651-665-7942 Toll Free 1-800-362-3141 In Metro Area 651-665-4877 www.minnesotalife.com

Applicable for these older Annuity Products only: MOA-Flex, Classic, Achiever, Select; Megannuity; IAA

Contract number	Social Security number	Daytime telephone number

Owner’s name

Address (street) ☐ Check box if any of the address line is a permanent change	City	State	Zip code

Owner’s signature	Date of birth	Date
X
Joint owner’s signature (if applicable)	Date of birth	Date
X
Representative/agent signature	Representative/agent code	Date
X

Completion of this form will only change your future purchase payment allocations.

Was this request recommended by your Minnesota Life representative?	☐ Yes	☐ No

Please change my future purchase payment allocation to:

THE TOTAL MUST EQUAL 100%

% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
% Management Company	Sub-account Name
100% TOTAL

NOTES:

•                  If an active systematic transfer, rebalance, or withdrawal will be affected, the owner will need to submit a Service Request form requesting applicable changes to the systematic program(s).

•                  General Account is not available in MegAnnuity and MultiOption Select contracts.

•                  Completion of this form will not change current allocations. To perform a sub-account transfer or realignment of funds, please complete a Sub-Account Transfer Request form (F. 35264-6).

F35264-4 Rev 5-2006

October 25, 2007

«Owner_name»

«Address1»

«Address2»

«Address3»

«City» «State»  «Zip»

Contract # «Contract»

Dear Contract Owner:

According to our records, you are a certificate holder under a Minnesota Life Variable Group Universal Life contract and, through a sub-account of that contract, have invested in the Maturing Government Bond 2010 (MGB 2010) Portfolio of Advantus Series Fund, Inc. (you may have also directed future purchase payment allocations to the MGB 2010 Portfolio when such purchase payments are received by Minnesota Life). As such, you are the beneficial owner of the shares of the MGB 2010 Portfolio held in connection with your contract certificate.

Beneficial owners of record of the MGB 2010 Portfolio as of the close of business on October 15, 2007, have been sent a Notice of a Special Meeting of Shareholders to be held December 7, 2007, and a related Proxy Statement, for the purpose of voting on a proposal providing for the early dissolution, liquidation and termination of the MGB 2010 Portfolio. The reasons for the dissolution proposal are described in the Proxy Statement. As further described in the Proxy Statement, if beneficial owners decide in favor of dissolution the MGB 2010 Portfolio will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash. Your pro rata share of the cash proceeds will be reinvested, at your direction, in another investment option available in your contract. If you do not provide reinvestment instructions, then your pro rata proceeds will automatically be invested in the Money Market Portfolio of Advantus Series Fund, Inc. in accordance with the terms of your contract.

The purpose of this letter is to ask you for your reinvestment instructions in the event the proposal to dissolve the MGB Portfolio is approved. As noted above, you may direct us to reinvest your pro rata proceeds in any other investment option currently available in your contract. Before choosing an option, we encourage you to review your long-term investment strategy to ensure that your decision fits your investment plans. Feel free to use the MAPS tool, available under the “Online Resources” section of the LifeBenefits website for assistance on establishing your long-term investment strategy.

Option 1- Direct your money into a new subaccount

You can specify where you want your MGB 2010 subaccount investment re-allocated upon the subaccount’s liquidation and/or redirect future allocations by filling out the attached form(s) and sending it back to us in the enclosed business reply envelope OR if you have access to our contract management website, www.lifebenefits.com, you can reallocate and/or redirect future allocations online for immediate processing. The re-allocation you specify on the attached form will be executed on Friday, December 7, 2007 using the unit value for that day, or as soon thereafter as the liquidation may be approve, unless you instruct us to execute your re-allocation as of an earlier date.

Option 2- If no action is taken, your investment will automatically move into the Money Market subaccount

If an online request or a signed form is not received by Minnesota Life’s Home Office before 3:00 p.m. on December 7, 2007 (the anticipated date of dissolution, if approved), any funds remaining in the 2010 MGB subaccount or any future payment allocation will be automatically re-allocated to the Money Market subaccount. You will be able to re-allocate these funds out of the Money Market subaccount in the future.

If you have any questions regarding these options, please contact us at (800) 843-8358.

Sincerely,

Group Customer Service

PricewaterhouseCoopers LLP
VARIABLE UNIVERSAL LIFE CHANGE REQUEST

Minnesota Life Insurance Company • Group Insurance • 400 Robert Street North • St.Paul, Minnesota 55101-2098

INSURED NAME	OWNER NAME

POLICY IDENTIFICATION NUMBER/CONTRACT NUMBER	SOCIAL SECURITY NUMBER/TAX ID #		DAYTIME TELEPHONE NUMBER
( )

STREET ADDRESS ☐ Check box if any of the address has changed.	CITY	STATE	ZIP CODE

REQUEST TYPE	COMPLETE SECTIONS
I wish to:
☐ change coverage amount or additional premium	1, 10 and 11
☐ make a lump sum deposit	1, 10 and 11
☐ continue coverage on my own due to retirement/withdrawal	2 and 11
☐ make a withdrawal of my cash value	3, 9 and 11
☐ make a full surrender (cancel) my policy	3, 9 and 11
☐ take a loan or make a loan repayment	3, 9 and 11
☐ change my net premium payment allocation	4, 10 and 11
☐ transfer funds	5 and 11
☐ systematically transfer funds	6 and 11
☐ change my beneficiary	7 and 11
☐ change the ownership	8 and 11

SECTION 1: CHANGE COVERAGE AMOUNT OR ADDITIONAL PREMIUM

I wish to:

☐ increase my face amount to: $	(Please complete the Evidence of Insurability form.)
☐ decrease my face amount to: $	(There may be restrictions on minimum coverage amounts.)
☐ change my additional contribution to: $	(Monthly.)
☐ add child rider in the amount of $10,000.00 (Please complete Evidence of Insurability form.)
☐ change my nicotine status (A form will be sent to you.)
☐ make a lump sum deposit in the amount of $	(Please enclose check.)
☐ remove/terminate child rider coverage.

SECTION 2: CONTINUATION OF COVERAGE

I have withdrawn/retired (circle one) from my firm effective                     and wish to continue paying directly to Minnesota Life for my insurance.Please bill me on the frequency chosen below:

☐  Annually                ☐  Semiannually                ☐  Quarterly               ☐  EFT monthly (Please complete the authorization below.)

PREMIUM PAYMENT AUTHORIZATION FOR CHECKING ACCOUNTS

Complete the information below and attach a voided check.We are sorry, but we cannot accept a voided deposit slip. I authorize Minnesota Life Insurance Company to make charges equal to the monthly premium against the checking account indicated below,and the financial institution named below to withdraw that premium from my checking account.

NAME OF FINANCIAL INSTITUTION		ADDRESS OF FINANCIAL INSTITUTION

CHECKING ACCOUNT NUMBER	ROUTING NUMBER	SIGNATURE
X

F48241-PwC Rev 5-2007

1

SECTION 3: PARTIAL OR FULL SURRENDER, WITHDRAWAL, LOANS AND LOAN REPAYMENTS

I wish to:

☐ fully surrender (cancel my policy)

☐ take a withdrawal in the amount of $               as indicated below. (The minimum amount is $100.00.)

☐ take a maximum withdrawal of my account value.

☐ take a loan in the amount of $               as indicated below. (The minimum amount is $100.00.)

☐ make a loan repayment in the amount of $                              . (The minimum amount is $100.00.The repayment will be allocated 100% to the Guaranteed Account.)

$	from Guaranteed Account
$	from Advantus Money Market
$	from Advantus Bond
$	from Advantus Index 500
$	from Advantus Index 400 Mid-Cap
$	from Advantus Maturing Government Bond 2010
$	from Advantus Mortgage Securities
$	from Advantus Real Estate Securities
$	from Lord Abbett Series Fund - Mid-Cap Value
$	from Van Eck Worldwide Hard Assets
$	from W&R Target Science and Technology

If specific accounts are not indicated, the amount will be prorated among your open accounts.

Please note: the funds available for withdrawal/loan may be more or less, or may change daily based on fund performance.

SECTION 4: NET PREMIUM PAYMENT ALLOCATION

☐ I wish to change my future net premium payment allocation to the following: (The total must equal 100%.The minimum amount allocated to any account must be at least 10% and in increments of 1% thereafter.)

% Guaranteed Account
% Advantus Money Market
% Advantus Bond
% Advantus Index 500
% Advantus Index 400 Mid-Cap
% Advantus Maturing Government Bond 2010
% Advantus Mortgage Securities
% Advantus Real Estate Securities
% Lord Abbett Series Fund - Mid-Cap Value
% Van Eck Worldwide Hard Asset
% W&R Target Science and Technology

SECTION 5: TRANSFER BETWEEN INVESTMENT ACCOUNTS

☐ I wish to transfer: (The minimum amount is $250.00 or the remaining balance. Please see the prospectus for restrictions that apply to transfers.)

$	or	%	from	to
$	or	%	from	to
$	or	%	from	to
$	or	%	from	to

SECTION 6: DOLLAR COST AVERAGING

☐ I wish to make a systematic transfer of $                                 from the Money Market Sub-Account in periodic amounts of $                                 . I wish to allocate this periodic amount to the Sub-Accounts indicated below. (Minimum amount to be subjected to Dollar Cost Averaging is $3,000.00 and the minimum amount to be systematically transferred is $250.00, with a $50.00 minimum to any one of the accounts below.)

$	Guaranteed Account
$	Advantus Money Market
$	Advantus Bond
$	Advantus Index 500
$	Advantus Index 400 Mid-Cap
$	Advantus Maturing Government Bond 2010
$	Advantus Mortgage Securities
$	Advantus Real Estate Securities
$	Lord Abbett Series Fund - Mid-Cap Value
$	Van Eck Worldwide Hard Assets
$	W&R Target Science and Technology

☐ I wish the transfer to occur:  ☐ Monthly ☐  Quarterly, beginning on                             and ending on ☐.                             (If no ending date is provided the systematic transfer will automatically cancel when the Money Market fund is depleted.)

SECTION 7: CHANGE OF BENEFICIARY

☐ I wish to change my beneficiary to:

SOCIAL SECURITY
CLASS	NAME	NUMBER	PERCENT	RELATIONSHIP

Primary

Contingent

FOR HOME OFFICE USE ONLY

ACCEPTED BY REGISTRAR	DATE
X

F48241-PwC Rev 5-2007

2

SECTION 8: CHANGE OF OWNERSHIP

☐ I wish to change ownership of my policy to:  (A transfer of ownership form will be sent to you for your signature. The following is needed for us to properly prepare the transfer of ownership form.)

OWNER (NAME AND RELATIONSHIP)

STREET ADDRESS	CITY	STATE	ZIP CODE

OWNER’S/TRUST TAX IDENTIFICATION NUMBER

SECTION 9: WITHHOLDING FOR TAX PURPOSES

Withholding election if any cash distribution from your policy results in a taxable gain. (Withholding is automatic if no election is made.)

☐ Yes, I elect withholding.            ☐ No, I do not elect withholding.

Social Security Number of owner of policy:

(If a correct number is not provided, the IRS requires us to withhold 31% of any gain, irrespective of the withholding election.)

SECTION 10: INVESTMENT PROFILE

NASD rules require us to ask about the financial condition of individuals applying for variable policies. The Owner must supply such information so that an informed judgement may be made as to the suitability of the investment for the Owner. The insured is the owner of the contract unless otherwise requested.

1.	Have you received the current Variable Group Universal Life prospectus?			☐ Yes	☐ No

2.	Would you like us to send you a Statement of Additional Information referred to in
	the prospectus named above?			☐ Yes	☐ No

3.	Are you a spouse or dependent child of a person who is an employee of Minnesota
	Life or one of its subsidiaries?			☐ Yes	☐ No

4.	Number of dependents:			Federal Tax Bracket

5.	Estimated Net Worth (exclusive of car and home)		$	☐ 0 - 15%
	Estimated Liquid Net Worth (cash and cash equivalents)		$	☐ 16 - 28%
☐ 29% +
6.	Prior Investment Experience

Total Years of Experience:

	Experience with these types of	☐ Mutual Funds	☐ Bonds	☐ Limited Partnerships	☐ Other
	investments (check all that apply)	☐ Annuities	☐ Stocks	☐ Options/Futures

7.	Overall Investment Objective (check one)
☐ Conservative Income ☐ Current Income ☐ Conservative Growth ☐ Growth ☐ Aggressive Growth

8.	Risk Tolerance
☐ Conservative ☐ Moderate ☐ Aggressive

FOR HOME OFFICE USE ONLY

SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL	DATE
X

SECTION 11: SIGNATURE

OWNER’S SIGNATURE	DATE
X

F48241-PwC Rev 5-2007

3

VARIABLE UNIVERSAL LIFE CHANGE REQUEST

Minnesota Life Insurance Company • Group Insurance • 400 Robert Street North • St.Paul, Minnesota 55101-2098

NAME

POLICY IDENTIFICATION NUMBER	SOCIAL SECURITY NUMBER	DAYTIME TELEPHONE NUMBER

STREET ADDRESS ☐ Check box if any of the address has changed.	CITY	STATE	ZIP CODE

REQUEST TYPE	COMPLETE SECTIONS
I wish to:
☐ change my insurance information	1 and 11
☐ continue coverage on my own due to termination/retirement	2 and 11
☐ make a partial surrender of my policy	3, 9 and 11
☐ make a full surrender (cancel) my policy	3, 9 and 11
☐ take a loan or make a loan repayment	3, 9 and 11
☐ change my net premium payment allocation	4, 10 and 11
☐ transfer funds	5 and 11
☐ systematically transfer funds	6 and 11
☐ change my beneficiary	7 and 11
☐ change the ownership	8 and 11

EFFECTIVE DATE OF CHANGE REQUESTED

SECTION 1: CHANGE OF INSURANCE INFORMATION

I wish to:

☐ change my face amount to: $ x Salary	See employer for restrictions. (If increasing, please complete the Evidence of Insurability form.)

☐ change my additional contribution to: $

☐  change my rates to reflect a non-tobacco status. (Please complete the Evidence of Insurability form.) I have not used tobacco in any form during the past 12 months. I understand that omissions or misstatements could cause an otherwise valid claim to be denied subject to the time limit on certain defenses, incontestability provision and legal proceedings.

☐ add child rider in the amount of: $ (Please see employer for amounts available.)

List names and dates of birth of children below.

Child’s Name	DATE OF BIRTH	CHILD’S NAME	DATE OF BIRTH

SECTION 2: CONTINUATION OF COVERAGE

I have terminated/retired from my employer effective                        and wish to continue paying directly to Minnesota Life for my insurance. Please bill me on the frequency chosen below:

☐ Annually	☐ Semiannually
☐ Quarterly	☐ EFT monthly (Please complete the authorization below.)

PREMIUM PAYMENT AUTHORIZATION FOR CHECKING ACCOUNTS

Complete the information below and attach a voided check. We are sorry, but we cannot accept a voided deposit slip.

(I authorize Minnesota Life Insurance Company to make charges equal to the monthly premium against the checking account indicated below, and the financial institution named below to withdraw that premium from my checking account.)

NAME OF FINANCIAL INSTITUTION	ADDRESS OF FINANCIAL INSTITUTION

CHECKING ACCOUNT NUMBER	SIGNATURE
X

F.48241 Rev. 8-2003

SECTION 3: PARTIAL OR FULL SURRENDER, LOANS AND LOAN REPAYMENTS

I wish to:

☐ fully surrender (cancel my policy)

☐ take a partial surrender in the amount of $           as indicated below. (The minimum amount is $500.00.)

☐ take a loan in the amount of $           as indicated below. (The minimum amount is $100.00.)

☐ make a loan repayment in the amount of $            . (The minimum amount is $100.00. The repayment will be allocated 100% to the Guaranteed Account.)

$	from Guaranteed Account
$	from Advantus Bond
$	from Advantus Capital Appreciation
$	from Advantus Index 400 Mid-Cap
$	from Advantus Index 500
$	from Advantus International Bond
$	from Advantus Maturing Govt Bond 2010
$	from Advantus Money Market
$	from Advantus Mortgage Securities
$	from Advantus Real Estate
$	from Fidelity VIP Contrafund®
$	from Fidelity VIP Equity-Income
$	from Fidelity VIP High Income
$	from Janus Aspen Capital App - Service Shares *
$	from Janus Aspen Int’l. Growth - Service Shares*
$	from W&R Target Funds, Inc. Balanced Portfolio
$	from W&R Target Funds, Inc. Core Equity Portfolio
$	from W&R Target Funds, Inc. Growth Portfolio
$	from W&R Target Funds, Inc. Int’l. II Portfolio
$	from W&R Target Funds, Inc. Micro-Cap Growth Portfolio
$	from W&R Target Funds, Inc. Small Cap Growth Portfolio
$	from W&R Target Funds, Inc. Small Cap Value Portfolio
$	from W&R Target Funds, Inc. Value Portfolio

* invests in Aspen Series Service Shares

If specific accounts are not indicated, the amount will be prorated among your open accounts.

Please note:  the funds available for withdrawal/loan may be more or less, or may change daily based on fund performance.

SECTION 4: NET PREMIUM PAYMENT ALLOCATION

☐ I wish to change my future net premium payment allocation to the following: (The total must equal 100%. The minimum amount allocated to any account must be at least 10% and in increments of 1% thereafter.)

% Guaranteed Account
% Advantus Bond
% Advantus Capital Appreciation
% Advantus Index 400 Mid-Cap
% Advantus Index 500
% Advantus International Bond
% Advantus Maturing Govt Bond 2010
% Advantus Money Market
% Advantus Mortgage Securities
% Advantus Real Estate
% Fidelity VIP Contrafund®
% Fidelity VIP Equity-Income
% Fidelity VIP High Income
% Janus Aspen Capital App - Service Shares*
% Janus Aspen Int’l. Growth - Service Shares*
% W&R Target Funds, Inc. Balanced Portfolio
% W&R Target Funds, Inc. Core Equity Portfolio
% W&R Target Funds, Inc. Growth Portfolio
% W&R Target Funds, Inc. Int’l. II Portfolio
% W&R Target Funds, Inc. Micro-Cap Growth Portfolio
% W&R Target Funds, Inc. Small Cap Growth Portfolio
% W&R Target Funds, Inc. Small Cap Value Portfolio
% W&R Target Funds, Inc. Value Portfolio

* invests in Aspen Series Service Shares

SECTION 5:  TRANSFER BETWEEN INVESTMENT ACCOUNTS

☐ I wish to transfer: (The minimum amount is $250.00 or the remaining balance. Please see the prospectus for restrictions that apply to transfers.)

$	or	% from	to
$	or	% from	to
$	or	% from	to
$	or	% from	to

SECTION 6: DOLLAR COST AVERAGING

☐ I wish to make a systematic transfer of $             from the Money Market Sub-Account in periodic amounts of $                     . I wish to allocate this periodic amount to the Sub-Accounts indicated below. (Minimum amount to be subjected to Dollar Cost Averaging is $3,000.00 and the minimum amount to be systematically transferred is $250.00, with a $50.00 minimum to any one of the accounts below.)

$	Advantus Bond
$	Advantus Capital Appreciation
$	Advantus Index 400 Mid-Cap
$	Advantus Index 500
$	Advantus International Bond
$	Advantus Maturing Govt Bond 2010
$	Advantus Money Market
$	Advantus Mortgage Securities
$	Advantus Real Estate
$	Fidelity VIP Contrafund®
$	Fidelity VIP Equity-Income
$	Fidelity VIP High Income
$	Janus Aspen Capital App - Service Shares*
$	Janus Aspen Int’l. Growth - Service Shares*
$	W&R Target Funds, Inc. Balanced Portfolio
$	W&R Target Funds, Inc. Core Equity Portfolio
$	W&R Target Funds, Inc. Growth Portfolio
$	W&R Target Funds, Inc. Int’l. II Portfolio
$	W&R Target Funds, Inc. Micro-Cap Growth Portfolio
$	W&R Target Funds, Inc. Small Cap Growth Portfolio
$	W&R Target Funds, Inc. Small Cap Value Portfolio
$	W&R Target Funds, Inc. Value Portfolio

* invests in Aspen Series Service Shares

☐ I wish the transfer to occur: ☐ Monthly ☐ Quarterly, beginning on                        and ending on                                        .. (If no ending date is provided the systematic transfer will automatically cancel when the Money Market fund is depleted.)

SECTION 7: CHANGE OF BENEFICIARY

☐ I wish to change my beneficiary to:

NAME	RELATIONSHIP AND ADDRESS

FOR HOME OFFICE USE ONLY
ACCEPTED BY REGISTRAR	DATE
X

SECTION 8: CHANGE OF OWNERSHIP

☐ I wish to change ownership of my policy to: (A transfer of ownership form will be sent to you for your signature. The following is needed for us to properly prepare the transfer of ownership form.)

OWNER (NAME AND RELATIONSHIP, IF CHANGING TO A TRUST, INCLUDE A COPY OF THE TRUST AGREEMENT.)

STREET ADDRESS	CITY	STATE	ZIP CODE

OWNER’S TAX IDENTIFICATION NUMBER

SECTION 9: WITHHOLDING FOR TAX PURPOSES

Withholding election if any cash distribution from your policy results in a taxable gain. (Withholding is automatic if no election is made.)

☐ Yes. I elect withholding.                      ☐  No, I do not elect withholding.

Social Security Number of owner of policy:

(If a correct number is not provided, the IRS requires us to withhold 31% of any gain, irrespective of the withholding election.)

SECTION 10: INVESTMENT SUITABILITY

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The owner must supply such information so that an informed judgment may be made as to the suitability of the investment for the owner.

EMPLOYER’S NAME

EMPLOYER’S ADDRESS

OCCUPATION	YEARS EMPLOYED

ARE YOU AN EMPLOYEE OF MINNESOTA LIFE OR A SUBSIDIARY?	ARE YOU A SPOUSE OR DEPENDENT CHILD OF AN EMPLOYEE OF MINNESOTA LIFE OR SUBSIDIARY?

☐ YES ☐ NO	☐ YES ☐ NO

ARE YOU AN EMPLOYEE OF A NASD FIRM?	ARE YOU OF LEGAL AGE IN THE STATE OF YOUR MAILING ADDRESS?

☐ YES ☐ NO	☐ YES ☐ NO

DEPENDENTS

☐ SPOUSE AGE ☐ CHILDREN AGES

APPROXIMATE:

ANNUAL INCOME	ASSETS	DEBT	TAX BRACKET		AMOUNT OF LIFE INSURANCE IN FORCE
$	$	$		%	$

OTHER INVESTMENTS:

$	Savings
$	Insurance Cash Values
$	Real Estate
$	Business Interests
$	Retirement Funds
$	Balanced/Total Return Funds
$	Stock Funds
$	Bond Funds
$	Individual Stocks
$	Individual Bonds
$	Other

Ranking of Investment Objectives (Rank 1-5 in order of importance):

Capital Preservation/Conservative Income
Current Income
Total Return/Conservative Growth
Growth
Aggressive Growth

RISK TOLERANCE (CHECK ONE)

☐ LOW RISK ☐ MODERATE RISK ☐ HIGH RISK

DID YOU RECEIVE THE VARIABLE GROUP UNIVERSAL LIFE AND FUND PROSPECTUSES?

☐ YES	☐ NO

WOULD YOU LIKE US TO SEND YOU A STATEMENT OF ADDITIONAL INFORMATION REFERRED TO IN THE VARIABLE GROUP UNIVERSAL LIFE AND FUND PROSPECTUS?

	☐ YES	☐ NO

SECTION 11: SIGNATURE

OWNER’S SIGNATURE	DATE
X

FOR HOME OFFICE USE ONLY

SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL	DATE
X